UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22628

Permal Hedge Strategies Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	March 31

Date of reporting period:	December 31, 2012

ITEM 1.                                                     SCHEDULE OF INVESTMENTS

Permal Hedge Strategies Fund

FORM N-Q

DECEMBER 31, 2012

PERMAL HEDGE STRATEGIES FUND

Schedule of Investments (unaudited)

December 31, 2012

	Cost		Fair Value	% of Net Assets

Investments in Portfolio Funds
Event Driven
Fortelus Special Situations Fund, Ltd. (b) (e) (f)*	$278,539		$269,458	1.27%
H Offshore Fund, Ltd. (b) (d) (e)*	650,000		824,780	3.87
OZ Overseas Fund II, Ltd. (b)*	900,000		992,128	4.66
Paulson Advantage Plus L.P. (b)*	126,130		97,362	0.46
Third Point Offshore Fund, Ltd. (b) (e)*	800,000		924,565	4.34
York Investment, Ltd. (b)*	950,000		1,021,325	4.80
Total Event Driven	3,704,669		4,129,618	19.40
Fixed Income Hedge
Apollo Strategic Value Offshore Fund, Ltd. (b) (e)*	400,000		409,971	1.93
Canyon Balanced Fund (Cayman), Ltd. (b) (d)*	1,000,000		1,155,098	5.42
Gracie International Credit Opportunities Fund, Ltd. (b)*	1,000,000		945,399	4.44
JAE Credit Fund (a)*	1,000,000		1,029,390	4.82
New Generation Turnaround Fund, Ltd. (a) (e)*	500,000		533,821	2.51
Paulson Credit Opportunities L.P. (b) (d)*	722,000		755,550	3.55
Stone Lion Fund, Ltd. (b) (d)*	600,000		658,124	3.09
York Credit Opportunities Unit Trust (b)*	700,000		801,027	3.76
Total Fixed Income Hedge	5,922,000		6,288,380	29.52
Fixed Income Long - Developed Markets
Contrarian Capital Fund I Offshore, Ltd. (c)*	500,000		588,949	2.77
LibreMax Offshore Fund, Ltd. (b) (d)*	565,000		569,627	2.67
Monarch Debt Recovery Fund, Ltd. (c) (e)*	1,000,000		1,118,896	5.25
Thoroughbred Offshore Fund, Ltd. (c) (e)*	1,080,241		1,182,215	5.55
Total Fixed Income Long - Developed Markets	3,145,241		3,459,687	16.24
Fixed Income Long - Emerging Markets
ADM Galleus Fund I, Ltd. (b)*	200,000		210,996	0.99
Ashmore Emerging Markets Total Return Fund (a)	200,000		214,167	1.01
Contrarian Emerging Markets Offshore, Ltd. (b)*	350,000		399,579	1.88
Emerging Market Currency Fund (b) (d)*	350,000		397,691	1.87
Total Fixed Income Long - Emerging Markets	1,100,000		1,222,433	5.75
Macro
Astenbeck Offshore Commodities Fund II, Ltd. (a)*	100,000		97,297	0.46
Blue Trend Fund, Ltd. (a)*	500,000		489,770	2.30
Caxton Global Investments, Ltd. (b)*	750,000		754,779	3.54
Explorer Global Fund, Ltd. (b) (d)*	500,000		568,790	2.67
London Select Fund, Ltd. (a)*	750,000		778,821	3.65
Ospraie Commodity Fund, Ltd. (b)*	200,000		200,227	0.94
Taylor Woods Fund, Ltd. (b)*	100,000		97,555	0.46
The Tudor BVI Global Fund, Ltd. (b)*	1,000,000		1,040,923	4.89
Total Macro	3,900,000		4,028,162	18.91
Total Investments in Portfolio Funds	$17,771,910	#	19,128,280	89.82
Other Assets Less Liabilities			2,168,907	10.18
Net Assets			$21,297,187	100.00%

See Notes to Schedule of Investments.

PERMAL HEDGE STRATEGIES FUND

Schedule of Investments (unaudited) (continued)

December 31, 2012

Note: Investments in underlying Portfolio Funds are categorized by investment strategy.

*                 Non-income producing securities.

(a)         Redemptions permitted monthly.

(b)         Redemptions permitted quarterly.

(c)          Redemptions permitted annually.

(d)         Subject to investor level gates if a significant portion of the investment is redeemed.

(e)          Subject to a minimum lock-up period.

(f)           $165,279 of this investment is held in a side pocket and is redeemable only when the underlying investment is realized or converted to regular interest in the Portfolio Fund.

(#)         Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1.  Organization and significant accounting policies

Permal Hedge Strategies Fund (the “Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.  The Fund employs a “fund-of-hedge funds” investment program that provides a means for investors to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”).

The Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Fund will provide its shareholders, through investments primarily in the Portfolio Funds, with access to a broad range of investment strategies with a global fixed income focus, which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

(a) Investment valuation. The Fund normally invests primarily in Portfolio Funds. The net asset values (“Underlying NAV”) of Portfolio Funds are generally not readily available from pricing vendors, nor are they calculable independently by Permal Asset Management Inc. (“Permal”), the Fund’s sub-adviser, or the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). Therefore, pursuant to the valuation procedures, the Fund, under the direction of the Valuation Committee and recommendations from Permal, fair values the Fund’s interests in the Portfolio Funds as of each date upon which the Fund calculates its net asset value (“NAV Date”). The Fund values, using the net asset value as a practical expedient to form the basis of fair value, each underlying Portfolio Fund as of the NAV Date primarily in reliance on the most recent Underlying NAV supplied by the Portfolio Fund’s third party administrator. In the event that a Portfolio Fund’s third party administrator does not report an Underlying NAV to the Fund on a timely basis, the Fund determines the fair value of its investment in such Portfolio Fund based on a valuation report provided by the Portfolio Fund, as well as any other relevant information available at the NAV Date. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Managers and/or their administrators. A Portfolio Manager may face a conflict of interest in valuing such securities since their values affect the Portfolio Manager’s compensation. In the event the Underlying NAV is not as of the NAV Date, Permal will use benchmarks or other triggers in determining if a significant market movement has occurred between the effective date of the Underlying NAV and the Fund’s NAV Date that should be taken into consideration when determining the reasonableness of the Underlying NAV.

Prior to investing in any Portfolio Fund, Permal conducts a due diligence review of the valuation methodology utilized by a Portfolio Fund’s third party administrator, which utilizes market values when available and otherwise utilizes principles of fair value that Permal reasonably believes to be consistent with those used by the Fund in valuing its own investments.

Notes to schedule of investments (unaudited) (continued)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Valuation Committee. The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees.

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket. At December 31, 2012, $165,279 or 0.8% of the Fund’s net assets was invested in side pockets maintained by the Portfolio Funds.

As a general matter, the fair value of the Fund’s investment in a Portfolio Fund represents the amount that the Fund can reasonably expect to receive if the Fund’s investment was redeemed in an orderly transaction at the time of valuation. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually. Portfolio Funds generally require advance notice of a shareholder’s intent to redeem its interest, and may, depending on the Portfolio Funds’ governing agreements, deny or delay a redemption request. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund’s financial statements. The Portfolio Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

The Fund considers whether an adjustment should be made to an Underlying NAV, when the Underlying NAV does not represent fair value or when it is probable that the Fund will sell a portion of the Portfolio Fund at an amount different from the Underlying NAV. No adjustments were made to the Underlying NAVs as of December 31, 2012.

U.S. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem at net asset value as of the measurement date or within the near term)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Fund does not have the ability to fully redeem at net asset value as of the measurement date or within the near term)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to schedule of investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in portfolio funds
Event driven	-	$3,937,530	$192,088	$4,129,618
Fixed income hedge	-	6,288,380	-	6,288,380
Fixed income long - developed markets	-	1,158,576	2,301,111	3,459,687
Fixed income long - emerging markets	-	1,222,433	-	1,222,433
Macro	-	4,028,162	-	4,028,162
Total investments in portfolio funds	-	$16,635,081	$2,493,199	$19,128,280

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Strategy	Event Driven	Fixed Income Hedge	Fixed Income Long - Developed Markets	Fixed Income Long - Emerging Markets	Macro	Total
Balance, as of April 1, 2012	$2,104,399	$3,553,313	$1,544,863	$354,260	$509,742	$8,066,577
Realized gain (loss)	1,226	10,595	11,305	-	-	23,126
Change in unrealized appreciation/(depreciation) (1)	317,148	187,251	264,956	43,431	59,048	871,834
Purchases	-	-	1,200,000	-	-	1,200,000
Sales	(372,687)	(238,595)	(131,064)	-	-	(742,346)
Transfers into Level 3	-	-	-	-	-	-
Transfers out of Level 3 (2)	(1,857,998)	(3,512,564)	(588,949)	(397,691)	(568,790)	(6,925,992)
Balance, as of December 31, 2012	$192,088	-	$2,301,111	-	-	$2,493,199
Net change in unrealized appreciation (depreciation) for investments in portfolio funds still held at December 31, 2012 (1)	$72,284	-	$192,991	-	-	$265,275

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) This amount is included in the change in net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2) Transferred out of Level 3 as a result of the Fund having the ability to fully redeem at net asset value as of the measurement date or within the near term.

Notes to schedule of investments (unaudited) (continued)

The following is a summary of the investment strategies, liquidity, redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held by the Fund as of December 31, 2012.  Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect its liquidity.  The Fund had no unfunded capital commitments as of December 31, 2012.

Global fixed income strategies can include U.S. and non-U.S. fixed income hedge, fixed income arbitrage, convertible arbitrage, asset-backed securities, long-only, high yield, and emerging markets debt.  U.S. and non-U.S. fixed income hedge generally involve Portfolio Managers taking both long and short positions in credit related instruments, including bonds, loans, asset-backed securities and credit default swaps and in some or all quality segments including investment grade, high yield, and emerging markets debt.  Fixed income arbitrage generally involves Portfolio Managers attempting to capture mispricing within and across global fixed income markets and associated derivatives.  Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns.  Convertible arbitrage generally involves seeking to profit from the mispricing of the embedded option in a convertible bond.  Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock.  Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Fund.  The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 2 to 90 day notice period.  Portfolio Funds representing approximately 22% in this strategy are classified as Level 3 investments due to redemptions subject to a lock-up period. The remaining approximately 78% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global event-driven strategies can include distressed debt, risk arbitrage, special situations and activists. Portfolio Managers employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst.  Risk arbitrage generally involves Portfolio Managers attempting to seek to exploit the change in the price of a firm’s securities as a result of a takeover or merger.  Typically, the Portfolio Manager will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm.  Special situations strategies involve investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events.  Distressed securities involve investing in securities of a company that is near or in bankruptcy and, as a result, the securities are trading at a reduced price.  Activist strategies attempt to obtain representation on a company’s board of directors to impact the firm’s policies or strategic direction.  They can employ an investment process primarily focused on opportunities in equity and equity-related instruments of companies which are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation.  Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions.  The Portfolio Funds within this strategy have quarterly liquidity, and are generally subject to a 30 to 90 day notice period.  A portion of a Portfolio Fund representing approximately 1% in this strategy is classified as Level 3 investment due to a greater than quarterly redemption period. A portion of a Portfolio

Notes to schedule of investments (unaudited) (continued)

Fund representing approximately 4% in this strategy is classified as Level 3 investment due to its classification as a side pocket investment.  The remaining approximately 95% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global macro strategies seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors.  Investments may be either long or short in cash securities, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy).  This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies.  Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time.  Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage.  Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models.  While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions.  Portfolio Managers using natural resources trading strategies use commodity trading strategies generally investing on a global basis in a portfolio of securities, commodities and derivative instruments relating to “Commodity and Basic Industries,” which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering).  Natural resources trading includes cash commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities.  Generally, the Portfolio Funds within this strategy have monthly to quarterly liquidity, subject to a 15 to 60 day notice period. 100% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

(b) Cash and cash equivalents. Cash and cash equivalents consist of cash on deposit and monies invested in money market deposit accounts that are accounted for at amortized cost, which approximates fair value. Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(c) Security transactions. The Fund’s transactions are accounted for on a trade-date basis.

Notes to schedule of investments (unaudited) (continued)

2. Investments

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,464,198
Gross unrealized depreciation	(107,828)
Net unrealized appreciation	$1,356,370

3. Derivative Instruments and Hedging Activities

U.S. GAAP requires enhanced disclosure about an entity’s derivative and hedging activities

During the period ended December 31, 2012, the Fund did not invest in any derivative instruments.

ITEM 2.                                                     CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                     EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Permal Hedge Strategies Fund

By	/s/ R. Jay Gerken
R. Jay Gerken
President

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
President

Date: February 28, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 28, 2013